UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2026

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-56755	33-3001463
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Expense Support and Conditional Reimbursement Agreement

On February 27, 2026, the Company entered into Amendment No. 1 to the Expense Support and Conditional Reimbursement Agreement (the “First Amendment”) amending that certain the Expense Support and Conditional Reimbursement Agreement by and among the Company, Residential Credit Manager, LLC and Balbec Capital Management, L.P. dated May 6, 2025 (the “Expense Support Agreement”). The First Amendment extends the period where the Expense Support Amount obligation may be equal to any negative Available Operating Funds (as defined in the Expense Support Agreement) from December 31, 2025 to December 31, 2026. The First Amendment has an effective date of January 1, 2026. The foregoing is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference, and the full text of the Expense Support Agreement, which was previously filed as Exhibit 10.4 to the Company’s Registration Statement on Form 10 with the Securities Exchange and Commission on June 2, 2025.

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended January 31, 2026

On February 27, 2026, the Board determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA and Class E shares as of January 31, 2026 (in thousands, except per share data):

Month Ended January 31, 2026	Class E	Class FA	Total
Net Asset Value	$24,213,955	$355,880	$24,569,835
Number of Outstanding Shares	966,038	14,200	980,238
Net Asset Value, Per Share	$25.07	$25.06

Offering Price Adjustment

On February 27, 2026, the Board approved the new per share offering price for each share class in the Company’s private offering. As of January 31, 2026, the Company had not sold any Class A, Class T, Class D or Class I shares. The new per share offering prices for the Company's Class A, Class T, Class D and Class I shares are based on the Company's aggregate net asset value per share as of January 31, 2026 and are adjusted for applicable upfront selling commissions and dealer manager fees. The new offering prices will be used for the Company’s next monthly closing for subscriptions on February 27, 2026. The purchase price for Class FA shares purchased under our distribution reinvestment plan will be equal to the net asset value per share for each share class as of January 31, 2026. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The following table provides the new offering prices and applicable upfront selling commissions and dealer manager fees, if any, for each share class available in the Company’s current private offering:

	Class E	Class FA	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$25.07	$25.06	$27.39	$26.31	$25.06	$25.06
Selling Commissions, Per Share	-	-	$1.64	$0.79	-	-
Dealer Manager Fees, Per Share	-	-	$0.69	$0.46	-	-

Declaration of Distributions

On February 27, 2026, the Company’s board of directors declared a distribution on outstanding shares of our Class E common stock and Class FA common stock. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The declared cash distributions on the outstanding shares of our common stock are based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class E	Class FA
March 26, 2026	March 27, 2026	$0.166667	$0.166667

Portfolio Update

In January 2026, the Company invested approximately $6.6 million in preferred equity of entities that acquire residential mortgage servicing rights (“MSR”) interests. In January and through February 23, 2026, the Company purchased approximately $14.7 million in residential mortgage whole loans.

Organization and Offering expenses Reimbursement Waiver

In order to maximize cash available for investment during the launch of the Company, the Company’s Advisors have provided written notice to the Company of their agreement to waive, all reimbursement of organizational and offering expenses to which they are entitled under their respective Investment Advisory and Investment Sub-Advisory Agreements, respectively. Accordingly, the Company will not incur charges for organization and offering expenses on capital raised through the period prior to February 1, 2026.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Expense Support and Conditional Reimbursement Agreement dated February 27, 2026 (Filed herewith.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “will,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the Company’s reports and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026		CNL Strategic Residential Credit, Inc. a Maryland corporation

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer